                        FEDERAL REALTY INVESTMENT TRUST


                           Supplemental Information
                                March 31, 2000

                               TABLE OF CONTENTS


1.   Debt Summary......................................................   E-2

2.   Occupancy
           Percentage Leased...........................................   E-3
           Regional Breakdown..........................................   E-4

3.   Sales/Occupancy Cost..............................................   E-5

4.   Leases Signed Analysis
           Comparable and Non-Comparable...............................   E-6

5.   Street Retail Operating & Development Overview....................   E-7

6.   Development Pipeline..............................................   E-8

7.   First Quarter Earnings Press Release, May 4, 2000.................   E-9

8.   Glossary of Terms.................................................  E-12


                          1626 East Jefferson Street
                        Rockville, Maryland 20852-4041
                                 301/998-8100

FEDERAL  REALTY INVESTMENT TRUST
DEBT ANALYSIS  (excluding capital leases and interest rate swaps)
March 31, 2000

--------------------------------------------------------------------------------

                                                                                                       Balance
                                                                  Maturity            Rate          (in thousands)
                                                                  --------            ----          --------------
Mortgages
                  Leesburg Plaza                                     10/01/08            6.10%            $  9,900
                  Federal Plaza                                      03/10/01            8.95%              27,057
                  Tysons Station                                     09/01/01           9.875%               4,049
                  Escondido (Municipal bonds)                        10/01/16      Variable (a)              9,400
                                                                                                    --------------

                                                                                                          $ 50,406
                                                                                                    ==============


Notes payable
                  Revolving credit facilities                                      libor +.65%            $184,100
                  Term note with banks                                             libor +.75%             125,000
                  Note issued in connection with
                     tenant buyout at Queen Anne Plaza               01/15/06           8.875%                 901
                  Note issued in connection with
                     renovation of Perring Plaza                     01/31/13           10.00%               2,579
                 Note issued in connection with land purchase        08/14/00     libor + 1.5%               3,400
                  Other                                               various          various                 141
                                                                                                    --------------

                                                                                                          $316,121
                                                                                                    ==============


Unsecured Public Debt
                  5 1/4% Convertible subordinated                    04/30/02           5.250%            $    289
                     debentures
                  5 1/4% Convertible subordinated                    10/28/03           5.250%              75,000
                     debentures
                  8% Notes (fixed)                                   04/21/02           8.000%              25,000
                  6 5/8% Notes (fixed)                               12/01/05           6.625%              40,000
                  7.48% Debentures                                   08/15/26           7.480%              50,000
                  6.82% Medium Term Notes                            08/01/27           6.820%              40,000
                  6.74% Medium Term Notes (b)                        03/10/04           6.370%              39,500
                  6.99% Medium Term Notes (b)                        03/10/06           6.894%              40,500
                  8.75% Notes                                        12/01/09           8.750%             175,000
                                                                                                    --------------

                                                                                                          $485,289
                                                                                                    ==============

                                                         Total fixed rate debt                            $529,916          62.21%

                                                         Total variable rate debt                          321,900          37.79%
                                                                                                    --------------      ---------

                                                         Total debt                                       $851,816         100.00%
                                                                                                    ==============      =========

                                                         Weighted average interest rate:
                                                         ------------------------------
                                                          Fixed rate debt                                     7.45%
                                                          Variable on revolving facilities                    6.68% (c)
                                                          Variable on muncipal bonds                                (a)

(a) The bonds bear interest at a variable rate determined weekly to be the interest rate which would enable the bonds to be remarketed at 100% of their principal amount.

(b) The Trust purchased interest rate swaps or hedges on these notes, thereby decreasing the effective interest.

(c) Weighted average interest rate on revolving credit facilities for three months ended March 31, 2000.

Federal Realty Investment Trust
Percentage Leased Analysis
March 31, 2000

----------------------------------------------------------------------------------------------------------------------------------

   Overall Operating Occupancy
  (Quarter to Quarter Analysis)                         At March 31, 2000                           At March 31, 1999
                                             ---------------------------------------    ----------------------------------------

             Type                                Size        Leased      Occupancy         Size        Leased        Occupancy
------------------------------------------   ------------  ----------  -------------    ------------  ----------   -------------
Retail Properties (leasable square feet)      14,171,079   13,506,203       95%          14,563,620   13,839,142       95%
Rollingwood Apartments (# of units)              282          282          100%             282          280           99%

    Overall Operating Occupancy
        (Rolling 12 Months)                          At March 31, 2000                      At December 31, 1999
                                           ---------------------------------------  ----------------------------------------

             Type                              Size        Leased      Occupancy       Size        Leased        Occupancy
----------------------------------------   ------------  ----------  -------------  ------------  ----------   -------------
Retail Properties (leasable square feet)    14,171,079   13,506,203       95%        14,037,093   13,494,066        96%
Rollingwood Apartments (# of units)            282          282          100%           282          278            98%

  Overall Operating Occupancy
      (Rolling 12 Months)                            At September 30, 1999                    At June 30, 1999
                                           ---------------------------------------  ----------------------------------------

             Type                              Size        Leased      Occupancy       Size        Leased        Occupancy
----------------------------------------   ------------  ----------  -------------  ------------  ----------   -------------
Retail Properties (leasable square feet)    14,348,626    13,658,207       95%       14,541,750   13,797,209        95%
Rollingwood Apartments (# of units)            282           282          100%          282          280            99%

------------------------------------------------------------------------------------------------------------------------------------

        Same Center Occupancy
    (Quarter to Quarter Comparison)                     At March 31, 2000                      At March 31, 1999
                                           ---------------------------------------  ----------------------------------------

             Type                              Size        Leased      Occupancy       Size        Leased        Occupancy
----------------------------------------   ------------  ----------  -------------  ------------  ----------   -------------
Retail Properties (leasable square feet)    14,066,413   13,418,914       95%        13,844,380   13,233,178        96%
Rollingwood Apartments (# of units)            282          282          100%           282          278            99%

        Same Center Occupancy
         (Rolling 12 Months)                            At March 31, 2000                      At December 31, 1999
                                           ---------------------------------------  ----------------------------------------

             Type                              Size        Leased      Occupancy       Size        Leased        Occupancy
----------------------------------------   ------------  ----------  -------------  ------------  ----------   -------------
Retail Properties (leasable square feet)    14,066,413   13,418,914       95%        13,865,499   13,345,911        96%
Rollingwood Apartments (# of units)            282          282          100%           282          278            98%

        Same Center Occupancy
         (Rolling 12 Months)                          At September 30, 1999                    At June 30, 1999
                                         ---------------------------------------  ----------------------------------------

             Type                            Size        Leased      Occupancy       Size        Leased       Occupancy
---------------------------------------- ------------  ----------  -------------  ------------  ----------  -------------
Retail Properties (leasable square feet)  14,304,720   13,613,931       95%        13,622,710   12,891,283       95%
Rollingwood Apartments (# of units)          282          282          100%           282          280           99%

Federal Realty Investment Trust
Regional Occupancy Analysis
March 31, 2000

--------------------------------------------------------------------

                              Total Square              Occupancy
         Region                 Footage                 03/31/00
--------------------------------------------------------------------

Northeast                         7,041,792              96%

Mid-Atlantic                      5,922,127              94%

West Coast                        1,207,160              94%





--------------------------------------------------------------------


                              Total Square              Occupancy
         Region                 Footage                 03/31/00
--------------------------------------------------------------------

Northeast
     Anchor                       4,317,789               98%
     Small Shops                  2,724,003               93%

Mid-Atlantic
     Anchor                       2,731,889               96%
     Small Shops                  3,190,238               93%

West
     Anchor                         274,915              100%
     Small Shops                    932,245               92%

Federal Realty Investment Trust
1999 Sales/Occupancy Costs

                                                        Average         Average
                                        Average        Occupancy     Occupancy Costs
                                       Sales Per        Cost per      as Percentage
                                      Square Foot     Square Foot       of Sales
                                      -----------     -----------    ---------------
Reporting Tenants                       $308.35          $16.98            5.5%

Reporting Anchor Tenants                $323.73          $12.42            3.8%

Reporting Small Shop Tenants            $282.48          $24.64            8.7%

Federal Realty Investment Trust
Retail Leasing Activity
March 31, 2000

---------------------------------------------------------------------------------------------------------------------------------

Comparable                                                                                                             Estimated
                                            Weighted    Average Prior Average Current                   Percentage      Tenant
                    Number of     Square  Average Lease   Rent Per       Rent Per        Annualized    Increase over  Improvement
Rolling 12 Months Leases Signed    Feet    Term (Years) Square Foot    Square Foot    Increase in Rent  Prior Rent      Costs
----------------- ------------- --------- ------------- ------------- --------------- ---------------- -------------  -----------
1st Quarter 2000        64        297,054       9.1            $16.38          $18.89       $  746,945           15%  $ 5,128,000
4th Quarter 1999        79        270,278       8.7            $20.14          $24.32       $1,129,625           21%  $ 2,710,000
3rd Quarter 1999        87        324,332       7.3            $16.02          $20.34       $1,401,643           27%  $ 3,799,000
2nd Quarter 1999        74        237,065       5.9            $18.03          $21.70       $  871,258           20%  $ 1,799,000
     Total             304      1,128,729       8.4            $17.52          $21.20       $4,149,471           21%  $13,436,000

Non-Comparable                                     Weighted                                   Estimated
                                                   Average                       Annualized     Tenant
                        Number of      Square       Lease        Average Rent     Current     Improvement
 Rolling 12 Months    Leases Signed     Feet     Term (Years)   Per Square Foot     Rent         Costs
-------------------  ---------------  --------  --------------  ---------------  ----------  -------------
 1st Quarter 2000           10          50,126       12.8                $24.07  $1,206,432     $1,026,000
 4th Quarter 1999            9          39,545        8.7                $18.13  $  717,011     $  389,000
 3rd Quarter 1999           12         105,948       10.2                $20.32  $2,153,331     $  521,000
 2nd Quarter 1999            7          11,592        7.9                $43.30  $  501,908     $   91,000
      Total                 38         207,211        9.6                $22.10  $4,578,682     $2,027,000

Federal Realty Investment Trust
Street Retail Operating & Development Overview
March 31, 2000

                                                            For the year ended December 31,           March 31,
(in thousands, except sf data)           1996            1997            1998             1999          2000
                                    -----------------------------------------------------------------------------
Real Estate Assets (1)                $  164,931      $  288,020      $  365,874      $  449,182     $  475,000

Revenues                              $   20,555      $   31,998      $   42,643      $   50,288     $   13,924

Net Operating Income                  $   12,538      $   20,345      $   28,660      $   34,774     $   10,134

Square Feet (2)                        1,122,737       1,502,807       1,601,849       1,691,593      1,715,244

(1) At March 31, 2000, includes $111 million related to new development in process. The balance is comprised of both stabilized assets and assets which are in various stages of redevelopment.

(2)  Excludes new development square footage

NORTHEAST                         Square Feet              MID-ATLANTIC                       Square Feet
Connecticut                                                Virginia
    Greenwich Avenue/4                80,791                    Pentagon Row                            N/A (2)
     West Hartford/7                 125,347                    Village at Shirlington              203,359
     Westport/2                       26,408
                                                           WESTERN

Massachusetts                                              Arizona
     Coolidge Corner/1                13,101                    Mill Avenue/2                        39,532

New Jersey                                                 California
     Central Avenue/1                 11,208                    Colorado Boulevard/2                 67,382
                                                                Fifth Avenue/5                       66,962
New York                                                        Hermosa Beach/1                       5,930
     Forest Hills/4                   91,593                    Post Street/1                        98,670
                                                                Old Town Center                     101,000
                                                                Santana Row                             N/A (2)
MID-ATLANTIC                                                    Third Street Promenade/8            152,597
District of Columbia                                            Hollywood Blvd./3                   198,464
    Sam's Park N Shop                 49,706
                                                           Illinois
Florida                                                         Evanston/2                           18,813
    Winter Park/2                     28,446                    Oak Street/1                          5,000

Maryland                                                   Texas
    Bethesda Row                     330,935 (2)                Houston Street/10                       N/A (2)

FEDERAL REALTY INVESTMENT TRUST
Development Pipeline
March 31, 2000

                                                                                             Total    Expected
                                                            Cost     Estimate To Complete  Completed Stabilized   Principal
       Project                 Specifications             To Date    2000      2001   2002    Cost     Return      Tenants
----------------------------------------------------------------------------------------------------------------------------------
COMPLETED DEVELOPMENTS

Bethesda Row - Elm Street        15,000 sf retail           $   8  $    1                    $   9       11%     Cafe Deluxe
Bethesda, Maryland               30,000 sf office                                                                Vitamin Superstore
                                                                                                                 Three Dog Bakery
                                                                                                                 Prudential
                                                                                                                 Long & Foster
-----------------------------------------------------------------------------------------------------------------------------

CONSTRUCTION IN PROGRESS

Bethesda Row - Woodmont East     60,000 sf retail           $  13  $   15     $   4          $  32       11%     Landmark Theatres
Bethesda, Maryland               80,000 sf office

Pentagon Row                    300,000 sf retail  (1)      $  12  $   48     $   8          $  68       11%     Harris Teeter
Arlington, Virginia             500 apartment units                                                              Bed, Bath & Beyond
                                                            -----  ------     -----  -----   -----               Bally's Fitness
                                                                                                                 Hudson Trail
                                                            $  25  $   63     $  12  $   0   $ 100                Outfitters
----------------------------------------------------------------------------------------------------------------------------------

TO DEVELOP

Houston Street                  165,000 sf retail           $  22
San Antonio, Texas              80,000 sf office
                                500 hotel rooms (2)

Santana Row                     680,000 sf retail           $  63
San Jose, California            1,200 residential units
                                200 hotel rooms (2)

The Shops at Tanasbourne        300,000 sf retail           $  12
Portland, Oregon                12,000 sf office

Lindbergh Center                300,000 sf retail  (1)      $   1
Atlanta, Georgia                320 apartments
                                120 hotel rooms
                                290 condominiums
                                1.3 million sf office
                                                            -----

                                                            $  98
-----------------------------------------------------------------------------------------------------------------------------------

                       Total                                $ 131
                                                            =====

(1) Federal Realty will develop only the retail component of this project.
(2) Federal Realty will not develop the hotel component of this project.

                                    [LOGO]

                [LETTERHEAD OF FEDERAL REALTY INVESTMENT TRUST]



                   FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
                     FIRST QUARTER 2000 OPERATING RESULTS

May 4, 2000
Rockville, Maryland

     Federal Realty Investment Trust (NYSE:FRT) reported today that funds from operations for the first quarter of 2000 increased 5.9% to $25.1 million from $23.7 million in the first quarter of 1999. On a per share basis, funds from operations rose 6.9% to $.62 in the first quarter of 2000 from $.58 in the comparable quarter of 1999.

     A comparison of property operations for the first quarter of 2000 versus the first quarter of 1999 shows the following:

     . Rental income increased 8.1% to $64.2 million in 2000 from $59.4 million in 1999. When adjusted to exclude properties acquired, sold and developed during 1999 and 2000, rental income increased 7.2% to $62.6 million in 2000 from $58.4 million in 1999.

     . Net operating income increased 9.2% to $45.9 million in the first quarter of 2000 from $42.0 million in 1999. When adjusted to exclude properties acquired, sold and developed during 1999 and 2000, net operating income increased 8.1% to $44.7 million in 2000 from $41.4 million in 1999.

     . During the first quarter of 2000, the Trust signed leases for a total 347,000 square feet of retail space. On a same space basis, the Trust re-leased 297,000 square feet of retail space at an average increase in rent per square foot of 15%. The weighted average rent on these leases was $18.89 per square foot compared to the previous average rent of $16.38 per square foot.

     . At March 31, 2000, the Trust's overall portfolio was 95.3% leased compared to 95.0% a year ago. Same property occupancy was 95.4% leased at March 31, 2000 compared to 95.6% a year ago.

     Commenting on the results, Steven Guttman, President and Chief Executive Officer stated, "We are pleased with our first quarter results. While rising interest rates will likely put pressure on our funds from operation growth over the next 12 to 18 months, our high quality core portfolio should continue to generate above average internal growth as the Trust continues to execute its mixed-use development strategy. Construction is proceeding apace on Phase IV of our Bethesda Row master plan development in Bethesda, Maryland and we are on target for a spring 2001 opening. Likewise, we are making excellent progress on our Pentagon Row project in Arlington, Virginia. The project is presently 85% pre-leased with a targeted opening in the second half of 2001."

     Federal Realty is an equity real estate investment trust specializing in the ownership, management and redevelopment of prime retail properties. The Trust's real estate portfolio contains 124 retail properties, consisting of neighborhood and community shopping centers and main street retail properties, located in strategic metropolitan markets across the United States. These markets include Boston, New York, Philadelphia, Washington D.C., Chicago, San Antonio, Portland, San Francisco, Los Angeles, San Jose and San Diego.

     Federal Realty has paid quarterly dividends to its shareholders continuously since its founding in 1962 and has increased its dividend rate for 32 consecutive years. Shares of the Trust are traded on the New York Stock Exchange under the symbol:FRT.

                                      ###

                             Financial Highlights
                     (in thousands, except per share data)

                                                                                       Three Months Ended
                                                                                            March 31,
                                                                                          (Unaudited)
OPERATING RESULTS                                                                   2000               1999
-----------------                                                                   ----               ----
 Revenues
   Rental income                                                                 $   64,232         $   59,433
   Other property income                                                              2,765              2,272
   Interest income                                                                    2,107              1,878
                                                                                 ----------         ----------
                                                                                     69,104             63,583
 Expenses
   Rental                                                                            14,620             13,648
   Real estate taxes                                                                  6,457              6,012
   Interest                                                                          16,493             15,133
   Administrative                                                                     2,922              2,254
   Depreciation and amortization                                                     12,655             12,281
                                                                                 ----------         ----------
                                                                                     53,147             49,328
                                                                                 ----------         ----------

   Operating income before investors' share of operations                            15,957             14,255
   Investor's share of operations                                                    (1,818)              (701)
                                                                                 ----------         ----------
   Net income                                                                    $   14,139         $   13,554
   Dividends on preferred stock                                                      (1,988)            (1,988)
                                                                                 ----------         ----------
   Net income a vailable for common shareholders                                    $12,151            $11,566
                                                                                 ==========         ==========
   Earnings per common share, basic                                                   $0.31              $0.29
                                                                                 ==========         ==========
   Earnings per common share, diluted                                                 $0.31              $0.29
                                                                                 ==========         ==========
   Weighted average shares outstanding, basic                                        39,444             39,435
   Weighted average shares outstanding, diluted                                      40,595             40,545

 Funds from Operations
     Net income available for common shareholders                                $   12,151         $   11,566
     Add: depreciation and amortization of real estate assets                        11,487             11,128
     Add: amortization of initial direct costs of leases                                830                718
     Add: income attributable to operating partnership units                            613                264
                                                                                 ----------         ----------
 Funds from operations, diluted                                                  $   25,081         $   23,676
                                                                                 ==========         ==========
 Funds from operations per share, diluted                                             $0.62              $0.58
                                                                                 ==========         ==========

                                                                                 March 31,          December 31,
BALANCE SHEET DATA                                                                 2000                1999
------------------                                                                 ----                ----
 Assets                                                                          (Unaudited)
   Real estate, at cost                                                          $1,760,541         $1,721,459
   Accumulated depreciation and amortization                                       (327,847)          (317,921)
                                                                                 ----------         ----------
                                                                                  1,432,694          1,403,538
   Mortgage notes receivable                                                         56,943             53,495
   Cash and investments                                                              13,711             11,738
   Receivables                                                                       19,961             23,130
   Other assets                                                                      38,793             42,147
                                                                                 ----------         ----------
 Total assets                                                                    $1,562,102         $1,534,048
                                                                                 ==========         ==========

 Liabilities and Shareholders' Equity

Obligations under capital leases & mortgages payable                             $  172,333         $  172,573
   Notes payable                                                                    316,121            162,768
   Senior Notes                                                                     410,000            510,000
   5 1/4% Convertible subordinated debentures                                        75,289             75,289
   Other liabilities                                                                110,362            111,591

 Shareholders' Equity                                                               477,997            501,827
                                                                                 ----------         ----------
                                                                                 $1,562,102         $1,534,048
                                                                                 ==========         ==========

                               Glossary of Terms


Average occupancy costs: Includes rent, common area maintenance expense, real estate taxes, merchant association dues and other charges

Economic occupancy: The square footage generating rental income expressed as a percentage of its total rentable square feet.

Leases signed - comparable: Represents leases signed on spaces for which there was a former tenant.

Leases signed - noncomparable: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-leasable.

Leases signed - prior rent: Total rent paid by the previous tenant; includes minimum and percentage rent.

Net Operating Income: Gross revenues, including interest income, less rental expenses and real estate taxes.

Occupancy: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

Overall occupancy: Occupancy for the entire portfolio -- includes all operating properties owned in reporting period.

Same center occupancy: Occupancy for only those properties owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under redevelopment and development.

Tenant improvement costs: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.